QuickLease SM Powered by CoActiv Capital Partners	Master Lease Agreement Agreement # AMC-001

Master Agreement shall mean this Master Lease Agreement. Schedule shall mean any Lease Schedule signed by you and us which incorporates the terms of this Master Agreement. Lease shall mean this Master Agreement and any Schedule. The words "you" and "your" mean the Lessee named below. The words "we", "us", and "our" refer to the Lessor named below.

BOTH PARTIES AGREE TO WAIVE ALL RIGHTS TO A JURY TRIAL. THIS MASTER AGREEMENT AND EACH SCHEDULE SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. YOU CONSENT TO THE JURISDICTION AND VENUE OF FEDERAL AND STATE COURTS IN PENNSYLVANIA.

BY SIGNING THIS MASTER AGREEMENT, YOU AGREE TO THE TERMS ON BOTH PAGES 1 AND 2. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU AND US FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. You agree to submit the original lease documents with the security deposit to Lessor or its assignee via overnight courier the same day of the facsimile transmission of the lease documents. Should we fail to receive these originals, you agree to be bound by the faxed copy of this agreement with appropriate signatures on the document. Lessee waives the right to challenge in court the authenticity of a faxed copy of this agreement and the faxed copy shall be considered the original and shall be the binding agreement for the purposes of any enforcement action under paragraph 11.

LESSOR:

CoActiv Capital Partners Inc.

655 Business Center Drive, Suite 250, Horsham, PA  19044

By: __________________________________________________

Name: __________________________________________________

Title: __________________________________________________

Date: __________________________________________________

LESSEE:

Full Legal Name:  AMC Flint, Inc.

D/B/A:

Billing Address:  G3192 S Linden Road

City:  Flint   State:  MI   Zip:  48507

Lessee:  /s/ T. Michael Ansley

Title: President

Date:  01/21/2009

Fed Tax ID 90-0360538

Date of Signature

ADDITIONAL TERMS AND CONDITIONS OF AGREEMENT

8.

LOSS OR DAMAGE. If any Item of Equipment is lost, stolen or damaged you will, at your option and cost, either: (a) promptly repair the item or replace the item with a comparable item reasonably acceptable to us; or (b) pay us the sum of: (i) all past due and current Lease Payments, (ii) the present value of all remaining Lease Payments for the item, discounted at the rate of 6% per annum (or lower rate permitted by law, whichever is higher), (iii) all Lease Charges, and (iv) the Fair Market Value of the Equipment (If an FMV Lease). We will then transfer to you all our right, title and interest in the Equipment AS-IS AND WHERE-IS, WITHOUT ANY WARRANTY AS TO CONDITION, TITLE OR VALUE. Insurance proceeds shall be applied toward repair, replacement or payment hereunder, as applicable. In this Master Agreement, "Fair Market Value" of the Equipment means its installed fair market value at the end of the Term, assuming good order and condition (except for ordinary wear and tear from normal use), as estimated by us.

9.

INSURANCE. During the term of a Lease, You will keep the Equipment Insured, at its sole cost and expense, against all risks of a loss or damage in an amount not less than she replacement cast of the Equipment, without deductible and without co-insurance. You will also obtain and maintain for the term of a Lease, comprehensive public liability insurance and such policy shall provide Us with thirty (30) days prior written notice of cancellation of termination of such policy covering both personal Injury and property damage in an amount acceptable to Us. We will be the sole named loss payee on the property insurance under a separate lender's loss payable clause and named as an additional Insured on the public liability insurance. You will pay all premiums for such Insurance and You shall deliver proof of insurance coverage to Us satisfactory to Us. If You does not provide such insurance. You agree that We have the right, but not the obligation, to obtain such insurance and charge You for all costs. You irrevocably appoint Us as Your attorney-In-fact to make claims for, receive payment of, and execute and endorse all documents, checks or drafts in payment for loss or damage under any said Insurance policies. If your agent or broker does not confirm property insurance coverage on the equipment at our request for confirmation or cancellation of existing policy, the equipment will be Insured under our policy. An insurance charge will be added to each of your Invoices. The Insurance charge includes premium, Interest and/or finance charges on that premium, fees for tracking the Insurance, and administration expenses (including a fee payable to us which may include a profit).

10.

DEFAULT. You will be In default under the Lease if (a) you fall to remit to us any payment within five (5) days of the due date or breach any other obligation under this Lease; (b) a petition Is filed by or against you or any Guarantor under any bankruptcy or insolvency law or you shall fail to pay your debts as they generally became due; (c) you default under any other agreement with us; or (d) you or the Guarantor, as the case may be, shall terminate its/yours corporate existence, or consolidate with, merge into, or convey or lease substantially all of your/its assets to any other person or entity.
11.

REMEDIES. If you default, we may do one or more of the following: (a) recover from you, AS LIQUIDATED DAMAGES FOR LOSS OF BARGAIN AND NOT AS A PENALTY, the sum of: (I) all past due and current Lease Payments, (II) the present value of all remaining Lease Payments, discounted at the rate of 8% per annum (or the lowest rate permitted by law, whichever Is higher), (Ill) all Lease Charges, and (iv) the Fair Market Value of the Equipment (If an FMV Lease); (b) declare any other agreements between us in default; (c) require you to return all of the Equipment in the manner outlined in Section 12, or take possession of the Equipment, in which case we shall not be held responsible for any losses directly or Indirectly arising out of, or by reason of the presence and/or use of any and all proprietary information residing on or within the Equipment, and to lease or sell the Equipment or any portion thereof, and to apply the proceeds, less reasonable selling and administrative expenses, to the amounts due hereunder; (d) charge you Interest on all amounts due us from the due date until paid at the rate of 1-1/2% per month, but in no event more than the lawful maximum rate; (e) charge you for expenses incurred in connection with the enforcement of our remedies including, without limitation, repossession, repair and collection costs, attorneys' fees and court costs. These remedies are cumulative, are in addition to any outer remedies provided for by law, and may be exercised concurrently or separately. Any failure or delay by us to exercise any right shall not operate as a waiver to any other right or future right.

12.

END OF TERM PROVISIONS; RETURN OF EQUIPMENT. In the case of a $100 Lease or a % Lease and if you are not in default, we will release any security interest which we may have in the Equipment at the end of the Term upon payment of the purchase price, applicable sates and other taxes and an end of lease processing fee of $87.25; YOU DO NOT HAVE THE OPTION TO RETURN THE EQUIPMENT. In the case of an FMV Lease, at the end of the Term and upon 30 days prior written notice to us, you shall either (a) return all of the Equipment, or (b) purchase all of the Equipment AS-IS AND WHERE-IS, WITHOUT ANY WARRANTY AS TO CONDITION, TITLE OR VALUE, for the Fair Market Value, plus applicable sales, other taxes and a end of lease processing fee as stated below. The Lease shall continue on a month-to-month basis and you shall pay us the same Lease Payments and Lease Charges as applied during the Term until the Equipment is returned to us or you pay us the applicable purchase price (and taxes). If you are in default or, in the case of an FMV Lease, you do not purchase the Equipment at the end of the Term (or any month-to-month renewal term), you shall return all of the Equipment, freight and Insurance prepaid at your cost and risk, to wherever we indicate In the continental United States, with all manuals and lags, in good order and condition (except for ordinary wear and tear from normal use), packed per the shipping company's specifications, and pay an inspection, restocking and handling fee of $87.25, not to exceed the maximum permitted by law, as reasonable compensation for our costs in processing returned equipment. You will pay us for any loss In value resulting from the failure to maintain the Equipment in accordance with this Master Agreement or for damages incurred in shipping and handling.

13.

ASSIGNMENT; You may not assign or dispose of any rights or obligations under the Lease or sub-lease the Equipment, without our prior written consent. We may, without notifying you, (a) assign the Lease or our Interest in the Equipment; and (b) release information we have about you and the Lease to the manufacturer, supplier or any prospective investor, participant or purchaser of the Lease. If we do make an assignment under subsection 13(a) above, our assignee will have all of our rights under the Lease, but none of our obligations. You agree not to assert against our assignee claims, offsets or defenses you may have against us.

14.

MISCELLANEOUS. This Lease may be executed in counterparts, and facsimile signatures shall suffice as originals. Notices must be in writing and will be deemed given 5 days after mailing to your (or our) business address. You represent that: (a) you have authority to enter into the Lease and by so doing you will not violate any law or agreement; and (b) the Lease is signed by your authorized officer or agent. The Lease is the entire agreement between us, and cannot be modified except by another document signed by us. The Lease is binding on you and your successors and assigns. All financial information you have provided is true and a reasonable representation of your financial condition. You authorize us or our agent to: (a) obtain credit reports and make credit inquiries; (b) furnish payment history to credit reporting agencies; and (c) be your attorney-in-fact for the sole purpose of signing UCC financing statements. Any claim you have against us must be made within two (2) years after the event which caused it. If a court finds any provision of the Lease to be unenforceable, all other terms shall remain in effect and enforceable. You authorize us to Insert or correct missing information on the Lease, including your proper legal name, serial numbers and any other information describing the Equipment. If you so request, and we permit the early termination of a Schedule, you agree to pay a fee for such privilege. THE PARTIES INTEND THIS TO BE A "FINANCE LEASE" UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE ("UCC"). YOU WAIVE ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UCC.

15.

LIMITATIONS ON CHARGES. This Section controls over every other part of this Master Agreement and over all other documents now or later pertaining to the Lease. We both intend to comply with all applicable laws. In no event will we charge or collect any amounts in excess of those allowed by applicable law. Any part of this Master Agreement that could, but for this Section, be read under any circumstance to allow for a charge higher than that allowable under any applicable legal limit, is limited and modified by this Section to limit the amounts chargeable under the Lease to the maximum amount allowed under the legal limit. If in any circumstance, any amount In excess of that allowed by law is charged or received, any such charge will be deemed limited by the amount legally allowed and any amount received by us In excess of that legally allowed will be applied by us to the payment of amounts legally owed under the Lease, or refunded to you.

16.

CONFESSION OF JUDGMENT. LESSEE (YOU) EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN PENNSYLVANIA TO APPEAR FOR LESSOR (US) IN ANY OR ALL ACTIONS, WHICH MAY BE BROUGHT AFTER DEFAULT UNDER OR BREACH OF THE OBLIGATIONS DESCRIBED HEREIN, AND TO CONFESS UPON AND ENTER JUDGMENT AGAINST LESSEE (YOU) FOR THE UNPAID BALANCE OF RENT HEREUNDER, PLUS ALL COSTS, EXPENSES AND REASONABLE COUNSEL FEES INCURRED BY REASON OF SAID DEFAULT AND IN COLLECTION OF ALL OF LESSEE'S OBLIGATIONS. THE AUTHORITY GRANTED HEREIN SHALL NOT BE EXHAUSTED BY ONE EXERCISE OR A FAULTY OR STRICKEN EXERCISE, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS ANY SUCH SUMS SHALL BECOME DUE. LESSEE (YOU) WAIVES ALL RELIEF FROM ANY AND ALL PPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREINAFTER ENACTED.

LESSEE (YOU), BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING CONCERNING THE VALIDITY OF ANY AND ALL CLAIMS THAT MAY BE ASSERTED AGAINST LESSEE (YOU) BY LESSOR (US) BEFORE A JUDGMENT CAN BE ENTERED HEREUNDER OR BEFORE EXECUTION MAY BE LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF LESSEE, HEREBY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO JUDGMENT BEING ENTERED BY CONFESSION IN ACCORDANCE WITH THE TERMS HEREOF AND EXECUTION BEING LEVIED ON SUCH JUDGMENTAGAINST ANY AND ALL PROPERTY OF LESSEE, IN EACH CASE WITHOUT FIRST GIVING NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM OR CLAIMS UPON WHICH SUCH JUDGMENT IS ENTERED.

/s/TMA
Initials

QuickLease

Powered by CoActiv Capital Partners

Lease Schedule: 37006

Master Lease Agreement: AMC-001

EQUIPMENT Equipment Model & Description Serial Number Accessories See attached Schedule A for a list of Equipment and Software Equipment Location: G3192 S. Linden Road, Flint, MI 48507

SUPPLIER/VENDOR

Name A.V.D.I.

Address  5436 Old Maumee Road #3

City  Fort Wayne       State IN

Zip 46803

"Master Agreement" shall mean the above referenced Master Lease Agreement.

"Schedule" shall mean thin Lease Schedule. "Lease" shall mean this Schedule and the Master Agreement. The words "you" and "your" mean the Renter named below. The words ""we", "us", and "our" refer to the Rentor named below.

YOU HAVE SELECTED THE EQUIPMENT. THE SUPPLIER AND ITS REPRESENTATIVES ARE NOT OUR AGENTS AND ARE NOT AUTHORIZED TO MODIFY THE TERMS OF THIS LEASE. YOU ARE AWARE OF THE NAME OF THE MANUFACTURER OF EACH ITEM OF EQUIPMENT AND YOU WILL CONTACT EACH MANUFACTURER FOR A DESCRIPTION OF YOUR WARRANTY RIGHTS. WE MAKE NO WARRANTIES TO YOU, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SUITABILITY, OR OTHERWISE. WE PROVIDE THE EQUIPMENT TO YOU AS-IS. WE SHALL NOT BE LIABLE FOR CONSEQUENTIAL OR SPECIAL DAMAGES.

YOUR PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO CANCELLATION, REDUCTION OR SETOFF FOR ANY REASON WHATSOEVER. BOTH PARTIES AGREE TO WAIVE ALL RIGHTS TO A JURY TRIAL. THIS LEASE SHALL BE GOVERNED BY THE LAWS OF PENNSYLVANIA. YOU CONSENT TO THE JURISDICTION AND VENUE OF FEDERAL AND STATE COURTS IN PENNSYLVANIA. ALL OF THE TERMS AND CONDITIONS SET FORTH IN THE MASTER AGREEMENT ARE HEREBY INCORPORATED INTO THIS SCHEDULE. BY SIGNING THIS SCHEDULE, YOU AGREE TO THE TERMS OF THIS SCHEDULE AND THE MASTER AGREEMENT. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE TO PROTECT YOU AND US FROM MISUNDERSTANDING OR DISAPPOINTMENT. ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE 1N WRITING TO MODIFY IT. A fax copy of this document shall be accepted as a legal binding agreement.

LESSOR:  CoActiv Capital Partners Inc.

655 Business Center Drive, Suite 250, Horsham, PA  19044

By:

Name:

Title:

Date:

PURCHASE PROVISION AT END OF TERM

Full Payout Customer

Amount: $100.00

TRANSACTION TERMS

Lease Payment

$10,305.10 + Applicable Taxes

Term 48 months

Billing Period : Monthly

The following additional payments are due on the date this Agreement is signed by you:

SECURITY DEPOSIT $  0.00

ADVANCE PAYMENT $20,610.20 (First and Last Pmt in Advance)

DOCUMENT FEE $500.00 (included on first invoice)

LESSEE:

Full Legal Name: AMC Flint, Inc.

D/B/A:

Billing Address: G3192 S Linden Road

City: Flint  State: MI Zip: 48507

Contact Name:

Phone:                       Email Address:

Lessee: /s/ T. Michael Ansley

Name:  T. Michael Ansley

Title:  President

Date:  01/21/2009        Fed Tax Id:  90-0360538/

           Date of Signature

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
C&T DesignandEquipmentCo.,inc. Your solutions partner of all types of foodservice equipment, furniture and smallwares since 1971

1	8’0”x24’8 x 7’6” walk-in beer cooler, FLOORLESS
0	Diamond tread s/s overlay to be set on concrete, includes coved base.
0	Membrane roofing for outdoor units.
1	Seamless s/s front on exposed vestibule surfaces. FIELD INSTALLED
1

Glass door display package/shelving – (5) shelves each door.

Oversized compressor with low temp evaporators, door heaters.

Security system J boxes.

30” L Precharged refrigerant lines.

Compressor location, 208/230/3 phase.

1

9'8' x 20'2-1/2' x 8'6' low temp walk-in freezer with FLOOR Factory supplied 4' insulated floor.

Ramp for floor.

Membrane roofing for outdoor units.

20' Precharged refrigerant lines.

Compressor location, 208/230/3 phase.

1

10'1-3/4' x 10'2-7/8" x 8'5' walk-in meat cooler, FLOORLESS

Membrane roofing for outdoor units.

20' Precharged refrigerant lines.

Compressor location, 208/230/3 phase.

Special aluminum finish in Interior.

1	9'8' x 20'2-1/2’x 8'6' walk-in produce cooIer, FLOORLESS Membrane roofing for outdoor units. 20' Precharged refrigerant lines. Compressor location 208/115/1 phase.

200 0339E7FI-57A6-4156-95A2-CA19F35EB6DA[l]8/05	1/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
TOTAL OF WALK-IN COMPONENTS
1	WALK-IN FREIGHT TO JOBSITE
1	PANEL ERECTION
1	REFRIGERATION PIPING
0	LABOR TO INSTALL DIAMOND TREAD OVERLAY
0	LABOR AND MATERIAL TO INSTALL DRAIN LINES
0	LABOR AND MATERIAL FOR WALK-IN FINAL ELECTRIC
0

FERLICK CUSTOM draft beer system with 20 s/s faucets, recessed s/s drainer and s/s splash, drain fillings, blower for air shaft, tubing, tap fittings, McDantlm C02 dual supply high pressure nitrogen regulator. Built per plan

1	LACROSSE SK64CD-121412-A BWW 6’0” 4-compartment bar sink w/ deck mounted faucets on 4' centers, overflow tubes for 10x14x10 bowls, strainer drains, and includes optional s/s legs.
5	ADVANCE 7-PS-60 wall mount hand sink 14x10x5 bowls with faucets.
5	ADVANCE K400 wand
1	ADVANCE #K-123 hand sink faucet bar area
0

JACKSON DELTA 5-BWW glass washer, 25 racks per hour, 3-way chemical dispensing system for detergent, rinse additive and chemical, temp. gauges, removable end plugs in upper jets, waste accumulator solid state controls, auto fill, s/s construction and mainframe, adj. feet, (2) combi racks, (2) pilsner racks.

Note:  Drain tubing b y others.

3	TRUE T50-GC pilsner froster with s/c refrigeration, auto defrost, s/s sliding top access, 3' HD casters, standard black finish on sides, 5 year compressor and 1 year labor warranty.
3	36' speed rails to match others on bar equipment.
1

LACROSSE SK4-24CTRBSHSL&RA-8BWW cocktail/blender station to include 10X14 sink w/faucet, 12” blender shelf, 24x11 deep ice bin with 8 circuit sealed in cold plate with bottle well & soda line chase, (1) L500-24GSR-2 double speed rails, #L500-90C24-TB sliding cover.

Note: Includes optional s/s legs.

1	LACROSSE SK3-HS-21R-BWW waitress station with sink, drain board, dump sink and s/s legs. Built per BWW specs.

200 0339E7FI-57A6-4156-95A2-CA19F35EB6DA[l]8/05	2/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
1	VITA-MIX # 1500 (VCO126) bar blender with base
1	LAWRENCE #948-1P chrome 1 ½” waitress rails with welded flanges, 12x18x24. NOTE: Installed by GC
1

AVTEC EA4-60-120-30D-ECOARCH hood system

Back plenum make up air design

ANSUL system with 2-1/2” ANSUL valve NON-UNION

Heated make up air unit with curb

Exhaust fan with curbs

Hood enclosures for a 9” ceiling

Pre wired electrical and switch package

Lights, globes, grease tray, s/s filters,

S/S panels on side of hood per drawings

2

FRYMASTER WFP347ECSE fryers (3) with footprint built in filter system, factory set BWW product computers, sediment trays, Pezos Igniters, electric on/off switch, triple wing baskets,(4) std., special basket hangers, stainless steel pot, doors & ends.

2	DORMONT#16100BPQ2SR-48 48' special double swivel gas hose w/ quick disconnect devices.
1	GARLAND #BWGXRN48 48' charbroiler on 4' s/s legs, reversible cast Iron grates, drip pan, standing pilot, manual controls, regulator, s/s front and sides, splatter guard.
1	DORMONT #16100BPQ2SR-48 48” special, double swivel gas hose.
1	MARSHALL#RR53E dump station
1	VULCAN #VC4GD gas convection oven with # STDLST stainless steel stand with casters.
1	DORMONT #16075BPOZSR-48-48' special double swivel gas hose.
1	ADVANCE PR20-3W2X bun pan rack on casters. Note: factory assembled, NOT kit.
1	ADVANCE #PRC-1 pan rack cover.
1	RUBBERMAID slim jim trash receptacle.
1	ADVANCE # FC-3-1824-18R & L X 90' 3-compartment sink, front cross bracing.
3	T&S Lever wastes
1	T&S B-0133B pre-rinse spray, B-0156 add-on faucet, flex hose.
1	ADVANCE # FC-1-1818-18R 1-compartment prep sink, front cross bracing.
1	T&S Lever wastes.
1	T&S B-133B pre-rinse spray, B-0155 add on faucet, flex hose.

200 0339E7FI-57A6-4156-95A2-CA19F35EB6DA[l]8/05	3/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
1	APW# CW-2A/1500W chill and soup warmer with 450 degree coking power for NSF standards, wet or dry heat, thermostatic controls, s/s construction.
1	ADVANCE ES304 equipment stand on casters.
1	DELFIELD #18672PTBM 72” refrigerated grill prep table with ½” composite cutting boards, casters, 5 year compressor warranty and a 1 year labor warranty. NOTE: THIS UNIT HAS DOORS
1

DELFIELD #18672PTBM 72” refrigerated southwest prep tab le with (2) sets of 27” drawers, ½” composite cutting boards, s/s end panels, casters, 5 year compressor warranty and a 1 year labor warranty.

NOTE:  THIS UNIT HAS DOORS

1	DELFIELD #BWBS78 – 78” freezer appetizer station with (5) sets of 27” drawers, s/s end panels, casters, 5 year compressor warranty and a 1 year labor warranty. NOTE: THIS UNIT HAS DOORS
1	DEFIELD #406 s/c, 1/5 hp undercounter refrigerator w/ stainless steel finish on top and front, 3-1/2: NSF casters, (2) locking, 5 year compressor warranty and a 1 year labor warranty.
4	AMANA RC22, 2200 WATT microwave. 11 power levels, programmable timer with 100 memory settings, voltage sensor, s/s Int. and ext., side hinged door, full 3 year warranty.
1	HATCO TQ80DH radiant toaster, 208/fph., 3” opening adjustable speed controls, removable loading chute, 800 slices/hour, a 1 year parts warranty and a 1 labor warranty included.
2	HATCO #HDW 2-drawer wing warmer w/pans, special sensor for wing acidity, thermo controls, stainless steel construction, 120v.
1	HATCO #HDW 1-drawer wing warmer w/pens, special sensor for wing acidity, thermo controls, stainless steel construction, 120v.

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	4/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
1	ADVANCE K-455 sink cover.
1	ADVANCE ES304 equipment stand on casters.
1	HATCO #GRAH-60D3/208 wait pass thru heat lamp with built in toggle switch and to be hung on pass-thru. Left Side
1	ADVANCE# TFMS-180-X worktable. NOTE: Unit built for stand alone set-up.
1	ADVANCE #SKG-3010 worktable for expeditor, backsplash, s/s under shelf, casters, middle shelf on LEFT half. This unit is factory enforced for the wing drawers.
1	ADVANCE #SKG 306-BW 30” wide shake bucket station with casters, rear mount posts, double upper over shelves, reinforced under shelf.
1	ADVANCE SKG #304 shake bucket station with casters, rear mount posts, double upper over shelves, reinforced under shelf.
5	ADVANCE WS-15-36 15” x 36” wall mounted shelf.
1	ADVANCE WS-15-60 15” x 60” wall mounted shelf.
1	CUSTOM built 120” heavy duty pass-thru shelf w/adjustable brackets.
1	CUSTOM 120” stainless steel window trim.
1	ADVANCE WS-1296 wall mount shelf under pass-thru.
3	RDS 24” x 72” microwave/toaster shelf w/reinforced sides & paper holders. NOTE: this unit has stainless back.
2	CUSTOM wall shelves, 15” x 60” above pass thru (cooks side)
6	ROUND-UP DAC 10 cup dispensers with adjustable cup size feature.

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	5/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
1

SCOTSMAN 1 HEAD #EH430SL-1A PRODIGY ECLIPSE remote ice maker on a BH1600 lb bin, 3 year parts warranty and a 5 year compressor warranty, C1410cp-32 compressor, ERC1086-32A condenser, 3RTE-35 35” pre-charged fnesel, 1350 lb capacity with 1600 lbs of storage, BIN TOP.

1	3 STAGE water filter for ice maker only.
1

METRO MODEL #A1836NK3 SUPER ADJUSTABLE SUPER ERECTA cooler shelving, 18”W, 36”L METROSEAL 3 (corrosion-resistant) finish, corner release system w/microban antimicrobial protection, 74” post, 5 shelves.

1

METRO MODEL #A1848NKS SUPER ADJUSTABLE SUPER ERECTA cooler shelving, 18”W, 48”L METROSEAL 3 (corrosion-resistant) finish, corner release system w/microban antimicrobial protection, 74” post, 5 shelves.

1

METRO MODEL #A1960NK3 SUPER ADJUSTABLE SUPER ERECTA cooler shelving,  18”W, 60”L, METROSEAL 3 (corrosion-resistant) finish, corner release system w/microban antimicrobial protection, 74” post, 5 shelves.

1

METRO MODEL #A1872NK3 SUPER ADJUSTABLE SUPER ERECTA cooler shelving, 18”w, 72”L METROSEAL 3 (corrosion-resistant) finish, corner release system w/ microban antimicrobial protection, 74” post, 5 shelves.

2

METRO MODEL #A2448NK3 SUPER ADJUSTABLE SUPER ERECTA cooler shelving,  24”W, 48”L METROSEAL 3 (corrosion-resistant) finish, corner release system w/microban antimicrobial protection, 74” post, 5 shelves.

2

METRO MODEL #A246ONK3 SUPER ADJUSTABLE SUPER ERECTA cooler shelving, 24”W, 60”L, METROSEAL 3 (corrosion-resistant) finish, corner release system w/microban antimicrobial protection, 74” post, 5 shelves.

1

METRO MODEL #A2472NK3 SUPER ADJUSTABLE SUPER ERECTA cooler shelving, 24”W, 72”L METROSEAL 3 (corrosion-resistant) finish, corner release system w/microban antimicrobial protection, 74” post, 5 shelves.

1

METRO MODEL #A1836NK3 SUPER ADJUSTABLE SUPER ERECTA storage shelving, 18”W, 36”L METROSEAL 3 (corrosion-resistant) finish, corner release system w/ microban antimicrobial protection, 86” post, 6 shelves.

8

METRO MODEL #A244BNK3 SUPER ADJUSTABLE SUPER ERECTA storage shelving, 24”W, 48”L METROSEAL 3 (corrosion-resistant) finish, corner release system w/ microban antimicrobial protection, 86” post, 6 shelves, casters

1	Ice cream freezer DI-FR-DW, table and dipperwell with 24x60 table
9	ADVANCE #DUN2036 20x36 heavy duty dunnage racks.

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	6/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
5	ADVANCE #DUN2048 20X48 heavy duty dunnage racks.
5	ADVANCE #DUN2060 20X60 heavy duty dunnage racks.
1	DELFIELD #6125XL left hand hinged single door upright freezer with casters.
0	JACKSON glass storage racks.
0	JACKSON glass storage rack dolly.
1	Bar glass rack. 4 LEGS
0	36”x48” 18 gauge s/s panel to be mounted by GC. NOTE: Must be field verified.
2	36”26” 18 gauge s/s panel to be mounted by GC behind soda dispenser.
1	1 ½ oz. Shot Glass (48 ct) Anchor-Hocking 5251 CASE
1	12 oz. Beverage Glass (36 ct) Anchor-Hocking 7732U CASE
0	12.5 oz. Brandy Glass (24 ct) Anchor-Hocking 3951M CASE
1	13.25 oz Poco Glass (12 ct) Anchor-Hocking 2085M CASE
2	15 oz. Margarita Glass (12 ct) Anchor-Hocking 2095U CASE
2	16 oz. Mixing Glass (24 ct) Anchor-Hocking 7176FU CASE
6	23 oz. Pilsner (24 ct) Anchor-Hocking 80438 CASE
1	4 oz. Rocks Glass (36 ct) Anchor-Hocking 90004 CASE
1	5.7 oz. Martini Glass (24 ct) Anchor-Hocking 80020 CASE
1	8 oz. Irish Coffee Glass (24 ct) Anchor-Hocking 308U CASE
1	8.5 oz. Wine Glass (36 ct) Anchor-Hocking 2928M CASE
9	Bar Aide 4x6x8 Corect BC0503 EA
0	Bar Drain Tray CR MFG 13-760 EA
2	Cocktail Shaker 30 oz. (1 Piece) Corect 808530 EA
0	Bottle Cap Catcher Small 9-1/2” Corect 13-926 EA
0	Bottle Cap Opener 3” Wall Corect WB0-33 EA

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	7/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
0	Chrome Speed Pourer Corect 285-00 DZ
2	Cocktail Strainer, 4 prong, s/s Carlisle 608210 EA
2	Condiment Holder 6-1 Pint Corect CH)303 EA
1	Cutting Board (12”x8”x1/2) San Jamar 1088209 EA
4	Glass Rimmer Combo 3 Tier, S/S, BLK Corect GR0903 EA
4	Ice Scoop Cast Aluminum 12 oz. Carlisle 806012 EA
4	Ice Scoop Holder FMP 228-1021 EA
3	Jigger (1/2 oz. X 1 ox) Stainless Corect 100-11 EA
3	Jigger (3/4 oz. X 1 ¼ oz) Stainless Corect 100-14 EA
0	Mat Bar 3”x23” Corect 1060003 EA
48	Mat Bar Tile (12x12) San Jamar VM528DBK EA
0	Mat Bar Ultra Liner 2”x40 Clear San Jamar UL5403 EA
1	Saf-T-Ice Tote San Jamar SI-6000 EA
1	Saf-T-Ice Tote Combo Pak San Jamar SI-8000 EA
6	Store-N-Pour 1 quart (Complete) Carlisle PS801N-00 EA
2	Vacuvin Wine Saver (2 replacement corks) Corect 884050 EA
1	Vacuvin Wine Saver Kit (Pump & 1 Cork) Corect WS 001 EA
3	Waiter’s Corkscrew Corect 131-01 EA
KITCHEN PREP & SUPPLIES
1	Bowl Scoop, 64 oz. Daydot 30408-02-00 EA
4	Bowl Scraper 13 5/8” Vollrath 52023 EA
1	Broiler Brush Carlisle 40290-00 EA
1	Hand Held Can Opener (Heavy Duty) Adcraft 708 EA
1	Cutting Board System 6 (15”x20”x1/2”) San Jamar CB152oKC EA
1	Dicer Insta Cut System 3.5, ¼” cut Lincoln 15000 EA
2	Disher Size #8 (4 oz) Vollrath 47140 EA
4	Dredge Stainless Steel Carlisle 807530 EA
2	Cut Resistant Gloves (Guardian Glove) San Jamar WG1100L EA
4	Hand & Nail Brush Kit Carlisle 40021-00 EA
1	Heat Resistant Apron Daydot 50303-01-00 EA
1	Heat Resistant Gloves Daydot 50327-01-00 PR

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	8/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
1	Ice Scoop 32 Oz. Carlisle 4332 EA
1	Knife Rack Edlund 39900 EA
2	Measuring Cup 1 Quart Cambro 100MCCW1 EA
2	Measuring Spoon Set Vollrath 47118 EA
6	Microwave Two-Sided Bacon Grill Nordicware 62404 EA
0	Oil Filtration Protectin Mask Daydot 50305-01-00 EA
1	Onion King Slicer, ¼ Cut Lincoln 501N EA
1	Pastry Brush, 3” Carlisle 40392-14 EA
2	Plastic Peg Boards – Black 18” x 24” APC Hookstore FD24MT EA
2	Plastic Peg Boards – White 18” x 24” APC Hookstore FD24MT EA
1	Peg Board Wire Hooks APC Hookstore SE-1-3D PK
0	32 Oz. Portion Scale Edlund 41100 EA
0	Receiving Scale – 250# Capacity (Corp Only) Pelouze P250SS EA
9	Safety Equipment Station Rack Daydot 50801-01-11 EA
0	Sanitary Drain Pans Set Vollrath 52618 EA
16	Sauce Jar – 3 ½ Quart Server 82557 EA
16	Sauce Pump Server 83330 EA
4	SR-4 Sauce Rail Server 82550 EA
2	Shaker – Cheese Lid Cambro 96SKRC EA
1	Shaker – Medium Ground Lid Cambro 96SKRM EA
1	Shaker – Salt & Pepper Lid Cambro 96SKRD EA
0	Shelving Market Labels – 3”x1” Amco SHLAB3 EA
1	Sediment Skimmer 7” Square Adcraft AD-SQ55 EA
2	22” Single Speed Rail Supreme Metal BK-2 EA
2	Spoodle – Perforated 1 oz Vollrath 61145 EA
4	Spoodle – Perforated 2 oz. Vollrath 62155 EA
2	Spoodle – Solid 1 oz. Vollrath 61147 EA
6	Spoodle – Soldiz 2 oz. Vollrath 62157 EA
2	Spoodle – Solid 4 oz. Vollrath 52172 EA
2	Squeeze Bottle – 8 oz. Heavy Duty Tablecraft 108C-1 DZ
6	Squeeze Bottle – 32 oz. Heavy Duty Tablecraft 3263C EA
6	Thermometer Digital (Water Resistant) Cooper DP-400-W EA
1	Thermometer Hi Temp Surface (Puck) Cooper 3210 EA

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	9/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
12	Thermometer Refrigerator/Freezer Cooper 25HP EA
6	Tomato Corer/Shark Prince Castle 950-1 EA
1	Tomato Slicer ¼” Cut Lincoln 0644N EA
0	12” Tongs Dura-Kool Carlisle 60756203 EA
1	12” Tongs Dura-Kool Carlisle 60766204 EA
2	16” Tongs Dura-Kool Carlisle 60756602 EA
1	9-1/2” Tongs Dura-Kool Carlisle 60756004 EA
1	Spatula Turner 8” x 3” – Sof Blue Handle Dexter-Russell S-286-8 EA
1	Spatula Turner 8”x3” – Sof Red Handle Dexter-Russell S-286-8 EA
1	Vegetable Dryer B1q13 CORP ONLY Dynamic SD-92 EA
PAN & STORAGE
18	Round Container 12 Quart Cambro RFS12-148 EA
18	Round Lid 12 Quart Cambro RFSCWC-1635 EA
2	Round Container 22 Quart Cambro RFS22-148 EA
2	Tortilla Holder, 12” Carlisle 47230 EA
1	Aluminum Transfer Pan – 20x11x5 Vollrath 68367 EA
16	Bun Sheet Pan Full Size (18x236) Vollrath 68370 EA
0	Bun Sheet Pan Half Size (18x13) Vollrath 68371 EA
0	Drain Grate – 1/1 Size (Clear) Cambro 10CWD-135 EA
10	Drain Grate – ½ Size (Clear) Rubbermaid 127P-24 EA
6	Drain Grate – ½ size (Stainless Steel) Vollrath 74200 EA
24	Drain Grate- 1/3 size Rubbermaid 120P-24 EA
7	Drain Grates – 1/8 size Cambro 60CWD-135 EA
12	Food Box – 18”x12”x9” Cambro 12189CW-135 EA
6	Food Box Cover – 18”x12” Cambro 1218CCW-135 EA
8	Insert Pan – ½ size (2 ½” deep) Rubbermaid 123-P EA
8	Insert Pan – ½ size (4” deep) S/S Vollrath 30242 EA
5	Insert Pan – 1/1 (4” deep) Rubbermaid 131-P EA
8	Insert Pan – ½ size (4” deep) Rubbermaid 124-P EA
70	Insert Pan 1/3 size (4” deep) Rubbermaid 117-P EA
10	Insert Pan – 1/6 size (4” deep) Rubbermaid 105-P EA
0	Insert Pan – 1/8 size (4” deep) Rubbermaid 201-P EA
4	Insert Pan 1/1 size (6” deep) Rubbermaid 132-P EA

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	10/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
4	Insert Pan – ½ size (6” deep) Rubbermaid 125-P EA
7	Insert Pan – 1/3” size (6” deep) Rubbermaid 118-P EA
9	Insert Pan Cover – 1/1 size (Solid) Rubbermaid 134-P
4	Insert Pan Cover – ½ size (Sealable) Rubbermaid 146-P EA
12	Insert Pan Cover ½ size (Solid) Rubbermaid 128-P EA
40	Insert Pan Cover – 1/3 Size (Solid) Rubbermaid 121-P EA
10	Insert Pan Cover 1/6 size (Solid) Rubbermaid 108-P EA
24	Insert Pan Cover – 1/3 size (Seal) Rubbermaid 145-P
6	Insert Pan Hi Heat – 1/6 size (4” deep) Rubbermaid 205-P EA
6	Insert Pan Hi Heat Cover – 1/6 size (Solid) Rubbermaid 208-P-86 EA
6	Insert Pan H9-Heat 1/3 size (4” deep) Rubbermaid 217-P EA
3	Insert Pan Hi-Heat Cover – 1/3 size (flip lid) Cambro 30HPLN EA
12	Steel Adapter Bar – 12” Vollrath 75012 EA
SERVICE
4	Ticket Minder 48” Traex 2548 EA
1.5	Booster Seat (Pack of 4 Ea.) Cambro 100BC PK
2	Organizer – Condiments - #6R6-110 Cambro 6RS6-110 EA
1	Dispenser Wrapped Straw Cal Mil 293 EA
1	Wrapped Tooth Pick Dispenser Cal Mil 304 EA
4	Napkin Dispenser – Mini San Jamar H3001BKC EA
1	Pepper Refiller Tablecraft 90P EA
1	Salt Refiller Tablecraft 90S EA
4	2 oz. Continental Shaker – Salt & Pepper Anchor 16U CASE
2	5” Stacking Safety Ashtray – Round Anchor 72U CASE

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	11/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
12	Tray – 16” Round – Non-Skid Cambro 1600CT-110 EA
10	Tray – 25” Oval – Non-Skid Cambro 2500CT-110 EA
2	Economy Tray Stand Carlisle C3630W11 EA
Water Pitcher With Lid SOLD IN MASTER CASE 1 DOZ. GET P306 EA
6	Youth Chair –Plastic Gaychrome 888-BLUE EA
CLEAN-UP & JANITORIAL
0	Broom & Brush Holder Carlisle 40731-00 EA
0	Carpet Sweeper Oreck PR3200 EA
1	Combo Pack Mop Bucket & Wringer Rubbermaid 7580-88 EA
1	Combo Pack Mop Bucket & Wringer Rubberrmaid 7588-88 EA
1	Combo Pack Mop Bucket & Wringer Rubbermaid 7588-88 EA
4	Dispenser for Disposal Gloves San Jamar G-D801 EA
2	Dolly for 44 Gal. Container Rubbermaid 2640 EA
4	Comp. Rack Full Size for Coke Tumblers Vollrath 5271295 EA
1	Custom Flatware Rack Vollrath 52671 EA
0	Gripper® Mop Handle (Blue) Rubbermaid H246-Blue EA
0	Gripper® Mop Handle (Red) Rubbermaid H246-Red EA
0	Gripper® Mop Handle (Gray) Rubbermaid H246-Gray EA
0	Handle, Wood, Threaded, Metal Tip Carlisle 45267 EA
0	10” HI-LO™ Floor Scrub Brush (Blue) Carlisle 40423-14 EA
0	10” HI-LO™ Floor Scrub Brush (Yellow) Carlisle 40423-00 EA
0	6 QT Kleen-Pail (Green) San Jamar KP-196GN EA
10	8 QT Kleen-Pail (Red) San Jamar KP-196RD EA
2	Lobby Broom Rubbermaid 6374 EA
3	Lobby Dustpan Rubbermaid 2631 EA
2	Cup Rack Dolly Plastic Vollrath 52290 EA
0	Dolly Handle Vollrath 52293 EA
2	Sweep Angle Broom, Polypropylene Fill Rubbermaid 6389 EA
2	Toilet/Drain Power Plunger Continental 520 EA
2	Toilet Bowl Brush Rubbermaid 6311 EA

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	12/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
2	Toilet Brush Holder Rubbermaid 6310 EA
7	23 Gallon Trash Container – Slim Jim Rubbermaid 3540 EA
6	Trash Containers – 41 ¼ Quart Rubbermaid 2957 EA
2	44 Gallon Trash Container Rubbermaid 2643 EA
0	Commercial Vacuum Oreck XL2000RH EA
4	Wet Floor Sign pop up cones (SPAN/ENG) FMP 262-1147 EA
2	Digital Scale 160 oz Edlund E-160 EA
4	Full Size Steam Pan 6” Deep Vollrath 30062 EA
1	36” Ticket Minder Traex 2536 EA
2	Oven Mitts Arden 2PX27BETF EA
1	8-Compt Cutlery Rack Vollrath 52653 EA
0	Koala Changing Tables Koala EA
0	Accu-Weigh Bar Scale EA
2	Water Cup Dispensers EA
2	Cigarette Butt Urn EA
0	Tile Truck EA
0	Perforated Basket for Bar Sink Lacrosse EA
75	Windsor Forks DZ
75	Windsor Knives DZ
3	Windsor Teaspoons DZ
0	Plastic Ash Trays DZ
3	Spoodles 3 oz. EA
2	Oven Mitts PR
5	Food Boxes 18X26X13 EA
5	Lids 18x26 EA
0	Bottle Cap Catcher EA
2	Dome Covers EA
2	Hamburger Press steak weight Amer Diversified 973963 EA

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	13/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
5	Insert Pan – 1/3 Size 6” Deep Cambro EA
5	Cover – 1/3 size, Flip Lid Cambro EA
7	Full Size Stainless Steel Drain Grates Vollrath EA
96	12”x16” Trays Cambro EA
AVDI Audio Visual Design Installation
BAR
2	-Provided by customer: Dell Projectors
2	-VGA to RCA Component Video Breakout Cable, Model #2409.
2	-3-RCA Coupler for Component Video Cable Extension. (3 Barrel). Model #3023
4	-LG 50” 720p Plasma HDTV, Model# 50PC5DC Retail $2499.95
2	-Viewsonic 37” 720p LCD HDTV. Model# N3735W, Retail $1099.95
4	-Peerless SF660: The SmartMount Universal Flat Wall Mount supports virtually any 32” to 60” flat panel screen. Retail $224.95
40	-Power Strut-Unistrut
2	-Peerless ACC-550 Unistrut Ceiling plate adapter. Retail $29.95
2	-Peerless PLCM2 Flat Panel Straight Column Ceiling Mount. Retail $199.95
4	-Thread pipe for peerless TV mounting system.
2	-Peerless Flat Panel Ceiling Mount TV Adapter. Model: plp-lg37. retail $149.95
2	-Peerless Anti-vibration Ceiling Adapter. Retail $99.95
2	-Peerless Gear driven universal Projector mount. Retail $249.95. Model #PRG-UNV
8	-Component Video Prewire.
AUDIO (BAR)
9	-Atlas Sound 8” 2-way Performance Pendant Mount Speakers. Retail $399.95. Model #PM8FA-B
9	-Speaker location prewire/16 Gauge Spk wire.
10	-Power Strut-Unistrut
-Sound Speaker Package

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	14/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
DINING A
3	-Provided by customer: Dell Projectors.
3	-VGA to RCA Component Video Breakout Cable. Model# 2409.
3	-3-RCA Coupler for Component Video Cable Extension. (3 Barrel). Model #3023.
2	-LG 50” 720p Plasma HDTV. Model# N3735W.
15	Viewsonic 37” 720p LCD HDTV. Model# N3735W.
200	Power Strut-Unistrut.
17	Peerless ACC-550 Unistrut Ceiling plate adapter.
17	Peerless PLCM2 Flat Panel Straight Column Ceiling Mount. Retail.
20	Thread pipe for peerless TV mounting system.
2	Peerless PNP-UNL Universal Adapter Plat for 32”-60” for Flat Panel Screens. Retail
15	Peerless Flat Panel Ceiling Mount TV Adapter. Model: plp-lg37.
3	Peerless Anti-vibration Ceiling Adapter.
3	Peerless Gear driven universal Projector mount. Model # PRG-UNV.
20	Component Video Prewire.
AUDIO (DINING A)
8	-Atlas Sounds 8” 2-way Performance Pendant Mount Speaker.
-MTX SW1212 12” powered subwoofer w/Passive radiator, 130 watts. Retail
9	-Speaker location prewire/16 Gauge Spk wire.
10	-Power Strut-Unistrut
-Sound Speaker Package
DINING B
2	-Provided by customer: Dell Projector
2	-VGA to RCA Component Video Breakout Cable. Model# 2409.
2	-3-RCA Coupler for Component Video Cable Extension. (3 Barrel). Model #3023.
2	-LG 50” 720p Plasma HDTV. Model# 50PC5DC.
8	-Viewsonic 37” 720p LCD HDTV. Model# N3735W.
120	-Power Strut-Unistrut
10	-Peerless ACC-550 Unistrut Ceiling plat adapter.
10	-Peerless PLCM2 Flat Panel Straight Column Ceiling Mount
12	-Thread pipe for peerless TV mounting system
2	-Peerless PLP-UNL Universal Adapter Plat for 32”-60” for Flat Panel Screens. Retail $169.95
8	-Peerless Flat Panel Ceiling Mount TV Adapter. Model: plp-lg37.
2	-Peerless Anti-vibration Ceiling Adapter.
2	-Peerless Gear driven universal Projector mount. Model # PRG-UNV.
10	-Component Video Prewire.
AUDIO (DINING B)
9	-Atlas sound 8” 2-way Performance Pendant Mount Speaker. Model #PM8FA-B
-MTX SW1212 12” powered subwoofer w/ Passive radiator, 130 watts
-Speaker location pre-wire/16 Gauge Spk wire.
10	-Power Strut-Unistrut
-Sound Speaker Package

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	15/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
PATIO
3	-Component Video Prewire.
AUDIO (PATIO)
2	-Atlas FAP42t 4” Coaxial Tuned and Ported Enclosed Speakers.
4	-Speaker location pre-wire/16 Gauge Spk wire.
-Kitchen Audio Package
AUDIO (BATHROOM)
2	-Atlas SD72w Commercial 8” 70 Volt In-ceiling Speaker.
2	-Atlas tile plate
2	-Speaker location pre/wire 16 Gauge Spk wire.
-Bathroom Audio Package
SYSTEM LOCATION
1	-KNOX 16x64 HD Component Video Matrix Switcher w/200 Mhz Video Boards.
8	-Provided by customer: Directv H21 HD Satellite Receivers
-Zinwell WB616 6x16 way multi-switch for Directv.
2	-Non-Penetrating Roof Mount
-Provided by customer: HD 5 LNB Satellite Dish from Directv and Local dish if needed
-Blocks for Non-penetrating Roof mount.
-HDTV Satellite Prewire.
-JVC HR-XVC26 DVD/VCR Combo.
-Video Package System Location
-Middle Atlantic ERK-4025 25” deep Equipment Rack.
-Middle Atlantic CBERK-25 Casler Base for ERK-4025.
10	-Middle Atlantic OCAP-2 Claming rackshelf for cable / satellite box provides maximum heat
Dissipation with open-area design
-Middle Atlantic UC-2 2 Space Rack Drawer.
2	-Middle Atlantic VFD-40 Vented Front Door for 40 Space Racks.
-Middle Atlantic PDT-1015CNS 15 amp 10 outlet Rear mounted AC Power Strip.
-Custom Cooling System for A/V Racks.
-Middle Atlantic A/V Rack Package

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	16/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
AUDIO
-DBX 1260 Zone Controller 12 inputs/6 Outputs.
-Crown CTS8200 8 Channel 70 volt/8 Ohm Power Amplifier. F
-Furman Power Elite-15 Rack Mountable Power Distro/Protection Strip.
-Audio Sound Package
LABOR & MISC
2	-Drive Time Flat Rate to Flint, MI. Approx 180 miles.
10	-Hotel, Living and Meal Expenses. Calculated per Day.
-Final Install Labor (1 Year Warranty on Installation of Original Equipment from date of invoice)
-BUFFALO WILD WINGS PRODUCT PACKAGE DISCOUNT.

DELL
7	222-1451 Dell 2400 MP DLP Projector
7	970-1820 *Type 11 Contract-Projector Advance Exchange 1 Yr Limited Warranty. Lamp Limited Warranty is 90Days from original invoice.
7	970-0112 *Type 11 Contract – Projector Advance Exchange 2 Year Limited Warranty Coverage.
7	985-1517 *Dell Hardware Warranty, initial Year
7	985-1528 *Dell Hardware Warranty, Extended Year(s)
7	970-0122 *CompleteCare Accidential Damage Service, Adv Xchg, Pro, 3Year U.S 1-800-624-9896CAN 1-877-335-5767

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	17/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
Archer Sign CORPORATION PH: 330-456-9995 FX: 330-455-9994

Line: 001
Part: EAST ELEVATION
L-84 Wait Cabinet
-O.A. size = 7’-0”(h) x 10”-0” (w)
-Remote mounted
- Standard BWW specifications
1ea
Line: 002
Part: EAST ELEVATION
LED Border Accent Lighting
-(1) row of 29”-6”
-Border led accents (white led modules/yellow casing)
-Power supplies/hardware
-Sloan
1 ea
Line: 003
Part: EAST ELEVATION
Non-Illuminated Awnings

-3”-1”(h) x 4’-3”(w) x 2’-0”(p)
-Quantity: 2

-Standard BWW specifications
1 ea

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	18/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
Line: 004
Part: SOUTH ELEVATION
L-84 Wall Cabinet
-O.A. size = 7’-0”(h) x 10’-0”(w)
-Remote mounted
-Standard BWW specifications
1 ea
Line: 005
Part: SOUTH ELEVATION
BWW Logo Door Vinyl

-(1) row of 17’-4”
-(1) row of 22’-3”
-Border led accents (white led modules/yellow casing)
-Power supplies/hardware
-Sloan
1 ea
Line: 007
Part:
Interior Restroom sign

-1’-6(h) x 1’-6”(w)
-Remote mounted
-Standard BWW specification
1 ea

Line: 008
Part:
Parking Sign

-Standard 18”(h) x 12”(w) panel
- Flex post (black)
3 ea
Line: 009
Part:
S/F Temporary Banner

-3’-0”(h) x 8’-0”(w)
-13oz banner material w/digitally printed graphics
-w/Grommets
1 ea

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	19/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
Line: 010
Part:
Installation
1 ea
Additional Charges: Est. Permit Staff Time
- Permits @ Cost
Est. Crating/Freight
Est. Sales Tax @ 8%

Additional:
Staff Time 1
Engineered Drawings
Site Survey

Manufacture (2) L-84 wall cabinets
1	LED border
LED border accent.
1	Manufacture
Manufacture (2) non-illuminated awnings
4	Manufacture
Manufacture (4) BWW logo door vinyl.
1	Manufacture
Manufacture interior restroom sign
2	Manufacture
Manufacture (2) take out parking signs
1	Manufacture
Manufacture single faced coming soon banner.
1	Install
Install all BWW signage.
4	Staff time
Staff time to secure city permits
1	Permit
City of Flint permit
1	Shipping
Crating and shipping
1	Survey
Survey location for manufacturing and install.
1	Deposit

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	20/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No, 37006, dated ______________________, 20____ ("Schedule") to Lease Agreement dated ________________ by and between QuickLease, Powered by CoActiv ("Lessor") and AMC Flint, Inc. ("Lessee").

Qty	Description	Serial Number
HOSPITALITY SOLUTIONS INTERNATIONAL
1	TM025 Corporate Project Manager Fee
1	SOF130 Standard HIS Profit Series POS V.5.02.00X Terminal SW License
1	TM400 BWW Configuration Standardization
1	SOF023 011 CC Package (1-3 Terminals)
1	SOF093 Back Office License For 1-3 Terminals
8	SOF033 Symantec Exp Endpoint Protection 11.0 8D
8	SOF033 Symantec Ghost Solution Suite 1 Lice3nse (10485648)
1	SOF003 Rops Viewer Software
1	PC Anywhere Full Version
2	SOF137 Microsoft WIN 20093 Individual Cal (R18-00134)
7	TCH006 Planar 15” LCD 3RY MFW 997 3198-00
1	CD1583 APG Till Insert FO CD0222, CD0223
3	CD0224 APG Black 16” Drawer (VB365-BL1616)
7	CR012 MSR Black Triple Track PS2 Connector w/Base
5	CP014 EPSON TMU220 W/Ethernet F6XG183504 F6XG183505
(C31C614A8691) F0XG18302G F0XG184009 F6XG184008
7	CP012 Epson TM001V Gray Thermal Printer JFHF002177 JFHF002176
JFHF002170 JFHF002178
JFHF002272 JFHF002271
JFHF002273
7	POW020 Tripplite IS250 Isolation Transformer
1	700352-097 Replc W/-101,500 GB External HD, USB 2.0, IOMEGA 33054
7	ST155 DELL GX740 2 PORT 3YRx24
1	Net006 BEFSX41-Linksys Broadband Etherfast Cablee/DSL Firewall Router

200 0339E7FI-57A6-41200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[l]8/05	21/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
1 1 1 1 1 1 1 1 2 1 1

CAB098  MODEM SERIAL CABLE, 25M-9F

POW019  TRIPPLITE SMART 700HG UPS

US ROBOTICS MODEM USR5686E

FS140  DELL 940 SERVER KIT, NO TAPE     BPSINH1

SHIPPING FREIG  HSHIPPING FREIGHT

NET109  LINKSYS ETHERFAST 3124 24-PORT

SWITCH (EF3124)

17’ LCD KDU MONITOR FOR PLANAR

SHIPPING FREIG  HSHIPPING FREIGHT

POS SOFTWARE                      16-OCT-08     15-OCT-08  24 HOURS, 7 DAYS WITH

MAINTENANCE                                                                     HOLIDAYS

Waymar Industries, Inc.

1440 Southcross Drive West

Burnsville, MN 55306

(952) 435-7100  (952) 435-2900 Fax

(800) 328-4299  (800) 367-1366 Fax

BWW-FUP-96-S-MI  72” BWW Single bar height upholstered flat back booth-Connect

BWW-FUP-96-S-MI  94” BWW Single bar height upholstered flat back booth-Connect

Burl Height:

Back Pad Upholster:  Jolt Char

Plain Back: Same as Back Pad

Outside Back Panel Upholstery: Patriot Plus Black (PAT-8540)

Seat Grade Upholstery: Patriot Plus Black (PAT-8540)

Finished End: Right

End Panel: Same as Seat

Topcap: Beach / #10 Natural

Welt Cord: Same as Seat

Upper Base: Same as Seat

Vinyl Crumb Strip: No

Vinyl Kickbase: Black

Per drawing

BWW-FUP-60-S-MI  60” BWW Single upholstered flat back booth

Overall Height:  42”

Back Pad Upholster:  Jolt Char

Plain Back: Same as Back Pad

Outside Back Panel Upholstery: Patriot Plus Black (PAT-8540)

Seat Grade Upholstery: Patriot Plus Black (PAT-8540)

Finished End: Both

End Panel: Same as Seat

Topcap: Beach / #10 Natural

Welt Cord: Same as Seat

Upper Base: Same as Seat

Vinyl Crumb Strip: No

Vinyl Kickbase: Black

200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[1]8/05                                                                                  22/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
5 7 1 3 6 10 12

BWW-FUP-60-S-MR  60” BWW Single upholstered flat back booth

Overall Height:  42”

Back Pad Upholster:  Jolt Java

Plain Back: Same as Back Pad

Outside Back Panel Upholstery: Patriot Plus Black (PAT-8540)

Seat Grade Upholstery: Patriot Plus Black (PAT-8540)

Finished End: Both

End Panel: Same as Seat

Topcap: Beach / #10 Natural

Welt Cord: Same as Seat

Upper Base: Same as Seat

Vinyl Crumb Strip: No

Vinyl Kickbase: Black

Per drawing

BWW-FUP-60-D  60” BWW Double upholstered flat back booth

Overall Height:  42”

Back Pad Side I Upholstery:  Jolt Char

Plain Back: Same as Back Pad

Seat Grade Upholstery: Patriot Plus Black (PAT-8540)

Finished End: Both

End Panel: Same as Seat

Topcap: Beach / #10 Natural

Welt Cord: Same as Seat

Upper Base: Same as Seat

Vinyl Crumb Strip: No

Vinyl Kickbase: Black

VP-0125-2424-4R-G1  24 x 20 x 1-1/4 Vinyl Perimeter Table Top w/4 Rad Corners –FS

VP-0125-2448-4R-G1  24 x 48 x 1-1/4 Vinyl Perimeter Table Top w/4 Rad Corners –FS

VP-0125-3030-4R-G1  30 x 30 x 1-1/4 Vinyl Perimeter Table Top w/4 Rad Corners –FS

VP-0125-3060-4R-G1  30 x 60 x 1-1/4 Vinyl Perimeter Table Top w/4 Rad Corners –FS

VP-0125-3636-4R-G1  36 x 36 x 1-1/4 Vinyl Perimeter Table Top w/4 Rad Corners –FS

Top Group I Laminate: Flame Soapstone Wilsonart (4884-38)

Vinyl Color: Black

Radius Corner Size: 3”

200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[1]8/05                                                                                  23/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
6 2 4 2 1 1 9 20 12 6 6 4 2 2 5 7 84 6 3 1

VP-0125-48-D-G1    48 Dia. x 1-1/4 Vinyl Perimeter Table Top

VP-0126-30-D-G1    30 Dia. x 1-1/4 Vinyl Perimeter Table Top

VP-0125-42-D-G1    42 Dia. x 1-1/4 Vinyl Perimeter Table Top

Top Group 1 Laminate: Flame Soapstone Wilsonart (4884-38)

Vinyl Color:  Black

VP-0125-2442-2R-G1    12 x 42 Dia. x 1-1/4 Vinyl Perimeter Table Top w/Rad Corners -WM

Top Group 1 Laminate: Flame Soapstone Wilsonart (4884-38)

Vinyl Color:  Black

Radius Corner Size 6” on the 12” Side per drawing

VP-0126-2496-4R-G1    24 x 90 x 1-1/4 Vinyl Perimeter Table Top w/ 2 Rad Corners –FS

VP-0126-2496-4R-G1    24 x 102 x 1-1/4 Vinyl Perimeter Table Top w/ 4 Rad Corners -FS

Top Group 1 Laminate: Flame Soapstone Wilsonart (4884-38)

Vinyl Color:  Black

Radius Corner Size 6” per drawing

1822-42-3-15Q-BL-BW3 22” x 22” Stand-Up Height Metal Table Base w/ 3” Column

1825-30-3-15Q-BL-BW3 22” x 22” Sit-Down Height Metal table Base End w/ 3” Column

1830-30-3-15Q-BL-BW3 30” x 30” Sit-Down Height Metal table Base End w/ 3” Column

1825-42-3-15Q-BL-BW3 22” Stand-Up Height Metal Table Base End w/ 3” Column

1833-30-4-15Q-BL-BW3 33” x 33” Sit-Down Height Metal Table Base End w/ 4” Column

1833-42-4-15Q-BL-BW3 33” x 33” Stand-Up Height Metal table Base End w/ 3” Column

Color:  Sandtex Black

0108-BL  Angle Bracket-Custom length of 10”

Finish:  Sandtex Black

Custom length of 10”

0139-T-BW  Vertical Table Leg – Bar Height

Finish:  Sandtex Black

0560-BL  Bolt-down Table Column – 40 ¾

Finish:  Sandtex Black

FTR-18-BL  Steel Foot Ring / All Sandtex Black

Side Chair w/ Beech Seat & Solid Wood Back

0556-BWW  Interior Waiting Bench Supports – Sandtex Black

w/4 1” #14 Screws per support

w/2 #0668 levelers per support

CST-IWB-BW Subtotal – Interior Waiting Bench

HS-BW  BWW Hostess Stand

Cabinet, face and work surface Laminate:  Flame Soapstone Wilsonart (4884-38)

Top and lip to be:  Beech / #10 Natural

Plexiglass to be on top of the work surface

Cutout hole to be determined by Willy and Bill Z

Per drawing J4718

w/caster – 2 locking/2 non-locking

w/swing door

200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[1]8/05                                                                                  24/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
24 74 4 1 1 1 3 1 1 2 1 1

B-1371WBX-W5-BW  Barstool W/ Beech Seat & Solid Wood Back

Standard Frame Color: Sandtex Black

Seat & Back Species & Stain: Beech / #10 Natural

Back Hardware: Black

B-1372X-WS-BW  Backless Barstool w/Beech Seat

Frame Color: Sandtex Black

Seat Species & Stain: Beech / #10 Natural

STC-CB-WE-BW  Single Trash Container w/ Closed Bottom (Wood Edge)

Top Laminate: Formica Flame Soapstone Wilsonart (4884-38)

Cabinet Sides Laminate: Same as Top

Access Door Laminate: Same as Top

Swing Door Laminate: Same as Top

Swing Door Lettering & Lettering Color: No lettering

Wood Edge Species & Stain: Beech / #10 Natural

Tray Steps: No Tray Steps

BLFR-W108  Black Bar (23’-6”) Straight Footrail Section

BLFR-W101  Black Bar Short Curved Footrail Section

CST-BLFR  Subtotal for Black Footrail Weldments

IWB-BW-58  21” x 58” Interior Bench w/1” Radius Corners - FS

Edge Profile: Rolled

Wood Species & Stain: Beech / #10 Natural

Pre-drilled for 11” spider

STA2-12-FS-G5  61 x 114 x 61 BWW ½ corner Fully Upholstered Corner Booth

Overall Height: 42”

Back Pad Grade 5 Upholstery: Jolt Char

Plain Back

Outside Back Panel: Patriot Plus Black-[PAT-8540]

Seat Grade 5 Upholstery: Patriot Plus Black-[PAT-8540]

Finished End: Both

End Panel: Patriot Plus Black-[PAT-8540]

Topcap: Beech / #10 Natural

Welt Cord: Same as Seat

Upper Base: Same as Seat

Vinyl Crumb Strip: No

Vinyl Kickbase: Black

Per drawing

VP-0125-1242-4R-G1  36 x 66 x 1-1/4 Vinyl Perimeter Table Top w/ 4 Rad Corners –FS

Top Group 1 Laminate: Flame Soapstone Wilsonart (4884-38)

Vinyl Color: Black

Radius Corner Size: 3”

1825-30-3-15Q-BL  22” Sit-Down Height Metal Table Base End w/ 3” Column

Color Sandtex Black

CHGMISC  CHARGED REPLACEMENT

Original SO ID: 160777

Original Invoice ID: None yet

Original Inv. Date: None yet

Reason for Replacement: missed on plans

Please Do Not Palletize

SPECPRICE Special Pricing on this Order

200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[1]8/05                                                                                  25/27

Schedule A

This schedule supplements and is hereby incorporated by reference in Lease Schedule No. 37006, dated __________________, 20____ (“Schedule”), to Lease Agreement dated                by and between QuickLease, Powered by CoActiv (“Lessor”) and AMC Flint, Inc. (“Lessee”).

Qty	Description	Serial Number
1 1 1 1 1 1 1 3 1 2 2 3 2 40 2 1

CTS COMPANIES

CTS Unitel, Inc.

2065 Franklin Rd. Bloomfield, MI 48302

(248) 334-5800

ZCIX40PKG  CiX40 Basic System “Build-a-bundle” Flexible Package.

SD-1GB  1 GB SMART MEDIA CARD USE ON THE CIX40

CHSU40A2  NEW CIX 40 REL 2

SGXS-701KR 6 Outlet 180J Surge Protector

RCA-MMP-6  Cable, RCA Plug-Mono Plug 6 F1

GCTU2A  CIX40 Processor REL 2 4X8

TCIX08  CIX 40 REL 2 CABLE ADAPTERS

DKT3207-SD  Toshiba Digital 7 Button Display Phone

2X258PLY-BACK  2ft x 2ft 5/8” Plywood Backboard

S86M1-50  Siemon 50 Pr Connecting Block

Siemon/Mounting Bracket

Wire Distribution Spools

Install and program system.

Cabled and jacked by another vendor

Install 24 outlet boxes at backboard for 3 exts and 5 fax/atm connections.

Make short base cords for connections to patch panel.

Patch in phones and fax line.

Leave office phone plugged into jack, put other 2 phones in closet in office.

2 quad boxes/ 8 rj 11 insert; 7’ silver satin; 16 rj 11 mod ends test phones.

LRS

LONG RANGE SYSTEMS

T7400  Transmitter Kit

Smoke Coaster NP – 467.750MHz

30-Coaster Charger Kit

ground delivery for every address in the contiguous United States guaranteed

By the day stated

200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[1]8/05                                                                                  26/27

Integ Security Solutions 31835 Eight Mile Rd. Livonia, Mi 48152
10 3 1 2 1 28 3 16 7 5 4

Sony 1/3” 520 line 0.1 lux 4-9mm

Sony Vandal Resistant dome cameras, High Res Infra red 480 line 4-9mm

Convert camera motion or smoke

SAMSUNG 220X POWER ZOOM CARERA LOW LIGHT 0.02 LUX

LCD FLAT PANEL

16 CH POWER SUPPLY

CABLE CONNECTORS

16-Channel Powered DVR, 500 GB HDD, Realtime Display 120 Frames/Sec

Recording

RG 59 SIAMESE BLACK WIRE

INSTALLATION

LCD SW MOUNT

1 YEAR PARTS AND 90 DAYS LABOR

ALARM EQUIPMENT

COMMERCIAL KIT 2 DOORS AND 2 MOTIONS, KEY PAD

Hold up Buttons

50’ DUAL-TEC PIR K-BAND

Door Contacts

Equipment Location:

G3192 S. Linden Road

Flint MI 48507

A fax copy of this document shall be accepted as a legal binding agreement.

QuickLease, Powered by CoActiv 655 Business Center Drive, Suite 2350, Horsham, PA 19044 Phone (866) 250-4286 FAX (866) 250-4287	Legal Name of Corporation AMC Flint, Inc.
Signature	Signature X /S/ T. Michael Ansley
Print Name Title Date	Print Name Title Date T. Michael Ansley President 1/21/09

200 0339E7F1-57A6-4156-95A2-CA19F35EB6DA[1]8/05                                                                                  27/27

January 30, 2009

AMC Flint, Inc.

G3192 S. Linden Road

Flint, MI 48507

This Amendment Letter is hereby made part of that certain Equipment Lease Agreement No. 37006 dated 1/21/09 by and between Quicklease powered by Coactiv Capital Partners (“Lessor”) and AMC Flint, Inc. (“Lessee”).  The Equipment Lease Agreement No. 37006 is hereby amended as follows:

The 48 monthly payment schedules been revised to reflect the following:

2 monthly payments in advance have decreased from $10,305.10 to $10,125.88 plus applicable taxes.

46 monthly payments have decreased from $10,305.10 to $10,125.88 plus applicable taxes.

The reason for the change is the original pricing included sales tax on the quotes from Hospitality Solutions International.

All other terms and conditions of the Equipment Lease Agreement Dated 1/21/09 remain unchanged.  A faxed copy of this document shall be accepted to be a legal and binding agreement.

Quicklease powered by Coactiv Capital Partners

LESSOR:

By: __/S/    Adam Schmidt____________

Name:  Adam Schmidt

Title:  Sales Contract Administrator

Date:  1/30/09

QuickLease

655 Business Center Drive  Horsham PA 19044

T 267-960-4000  F 267-960-4001

Endnotes

TERMS and CONDITIONS

1.

COMMENCEMENT OF TERM. Commencement of the lease term, as sat forth in the Schedule, and acceptance of the equipment shall occur upon delivery of the Equipment to you. You agree to inspect the Equipment upon delivery and verify by telephone or in writing such Information as we may require to confirm your acceptance of the Equipment. Upon acceptance of the Equipment, your obligations under the Lease shall become Irrevocable and independent of our obligations under the Lease. If you signed a purchase order or similar agreement for the purchase of the Equipment, by signing a Schedule you assign to us all of your rights, but none of your obligations under it. All attachments, accessories, replacements, replacement parts, substitutions, additions and repairs to the Equipment shall form part of the Equipment under a Schedule.

2.

SECURITY DEPOSIT. The Security Deposit will be held by us, without Interest, and may be commingled (unless otherwise required by law), until all obligations under the Lease are satisfied, and may be applied at our option against amounts due under the Lease. The Security Deposit will be returned to you upon termination of a Schedule, provided you are not in default, or applied to the last Lease Payment or to the amount we may quote for any purchase or upgrade of the Equipment

3.

LEASE PAYMENTS. You agree to remit to us the Lease Payment (as set forth In the Schedule) and all other sums when due and payable each Billing Period at the address we provide to you from time to time. Lease Payments are due whether or not you are Invoiced. You authorize us to adjust the Lease Payments by not more than 15% to reflect any reconfiguration of the Equipment or adjustments to reflect applicable sales taxes or the cost of the Equipment by the manufacturer/supplier. The first Lease Payment is due on the date Lessor accepts the Lease or any later date designed by Lessor and interim rent shall be due from the date Lessee accepts the Equipment. Timeliness of your payment In accordance with the Schedule and your performance under the Lease is of the essence.

4.

LEASE CHARGES. You agree to: (a) pay all costs and expenses associated with the use, maintenance, servicing, repair or replacement of the Equipment and (b) pay all premiums and other costs of insuring the Equipment. In addition, you will (1) reimburse us for all costs and expenses (including reasonable attorneys' fees and court costs) incurred in enforcing the Lease and (2) pay all other costs and expenses for which you are obligated under the Lease (the "Lease Charges"). You agree to pay when due, either directly or to us upon our demand, all taxes, fines, and penalties relating to this Lease or the Equipment that are now or in the future assessed or levied by any state, local or other government authority. We will file all personal property, use or other tax returns (unless we notify you otherwise in writing) and you agree to pay us a fee for making such filings. We do not have to contest any taxes, fines or penalties. You will pay estimated property taxes with the Lease Payment(s) or annually, as invoiced and all other taxes and charges, relating to the ownership, leasing, rental, sale, purchase, possession or use of the Equipment as part of the Lease Payment or as billed by Lessor.

2.

5. LATE CHARGES. For any payment which is not received by its due date, you agree to pay a late charge equal to the higher of 10% of the amount due or $25.00 (not to exceed the maximum amount permitted by law) as reasonable collection costs.

6. OWNERSHIP, USE, MAINTENANCE AND REPAIR. In the case of a $100 Lease or a % Lease, you shall have title to the Equipment immediately upon delivery and shall be the owner of the Equipment and we reserve a security interest in the Equipment to secure all of your obligations under the Lease. In the case of an FMV Lease, we own the Equipment and you have the right to use the Equipment under the terms of the Lease. If the Lease is deemed to be a secured transaction, you grant us a security interest in the Equipment to secure all of your obligations under the Lease. You hereby assign to us all of your rights, but none of your obligations, under any purchase agreement for the Equipment. We hereby assign to you all our rights under any manufacturer or supplier warranties, so long as you are not In default hereunder. You must keep the Equipment free of liens. You may not remove the Equipment from the address indicated on the front of a Schedule without first obtaining our approval. You agree to: (a) keep the Equipment in your exclusive control and possession; (b) USE THE EQUIPMENT ONLY IN THE LAWFUL CONDUCT OF YOUR BUSINESS, AND NOT FOR PERSONAL, HOUSEHOLD OR FAMILY PURPOSES; (c) use the Equipment in conformity with all insurance requirements, manufacturer’s instructions and manuals; (d) keep the Equipment repaired and maintained in good working order and as required by the manufacturer's warranty, certification and standard full service maintenance contract; and (e) give us reasonable access to inspect the Equipment and its maintenance and other records.

7. INDEMNITY. You are responsible for all losses, damage, claims, infringement claims, injuries and attorneys' fees and costs ("Claims"), incurred or asserted by any person, in any manner relating to the Equipment, including its use, condition or possession. You agree to defend and indemnify us against all Claims, although we reserve the right to control the defense and to select or approve defense counsel. This Indemnity continues beyond the termination of a Schedule, for acts or omissions which occurred during the Term of a Schedule. You also agree that the Lease has been entered into on the assumption that we will be entitled to certain tax benefits available to the owner of the Equipment. In the case of an FMV Lease, you agree to indemnify us for the loss of any Income tax benefits caused by your acts or omissions inconsistent with such assumption or the Lease. In the event of any such loss, we may increase the Lease Payments and other amounts due to offset any such adverse effect.

Continued on Page 2